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                                                                    Exhibit 10.5

                                CONTRACT OF SALE

     THIS CONTRACT OF SALE (this "Contract") is hereby entered into as of this 22nd day of July, 2005 (the "Effective Date"), by and between SPRIGGS ROAD NEIGHBORHOODS, LLC, a Virginia limited liability company (the "Buyer"), and SPRIGGS NEIGHBORHOODS, LLC, a Virginia limited liability company (the "Seller").

                                    RECITALS:

     R-1. Seller is the owner of certain real property identified as (i) County GPIN 8091-30-1983 (containing approximately 87.7262 acres of land), (ii) County GPIN 8091-31-5181 (containing approximately 58.6023 acres of land), (iii) County GPIN 8091-52-2318 (containing approximately 36.9444 acres of land) and (iv) County GPIN 8091-40-2991 (containing approximately 9.906 acres of land) located in Prince William County, Virginia (the "County"), (said real property, together with all improvements and fixtures thereon and all rights, privileges, easements, benefits and agreements appurtenant thereto, including any right, title or interest in any street frontage or previously dedicated street area, is hereinafter referred to as the "Property").

     R-2. Seller desires to sell the Property to Buyer, and Buyer desires to purchase the Property from Seller, in accordance with the terms and conditions hereinafter set forth.

                                   AGREEMENT:

     NOW, THEREFORE, in consideration of the premises and of the promises hereinafter set forth, the parties agree as follows:

     1. Bargain and Sale. Seller hereby promises and agrees to sell the Property to Buyer, and Buyer hereby promises and agrees to purchase the Property from Seller, in accordance with the provisions of this Contract.

     2. Deposit. Within five (5) business days of the Effective Date, Buyer shall deliver to Seller a deposit in the amount of One Million Dollars ($1,000,000.00), by good check or wire transfer (the "Deposit"). Seller and Buyer hereby agree as follows with respect to the Deposit:

     (a) Should Buyer refuse to Close hereunder or in the event of any breach or default by Buyer under the terms of this Contract (which breach or default is not remedied or cured by

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Buyer pursuant to any other provisions hereof), Seller's sole and exclusive right and remedy shall be to retain the Deposit as full fixed and liquidated damages, and not as a penalty; it being the agreement of the parties that Buyer shall have no liability or obligation for default hereunder except to the extent of the Deposit made herein and in no event shall Buyer's liability or responsibility for any breach or default hereunder exceed the Deposit, and in no event shall Seller be entitled to specific performance of this Contract.

     (b) Buyer and Seller hereby expressly understand and agree that the Deposit may be pledged as collateral by Seller or otherwise used by Seller during the term of this Contract, in whole or in part, in any manner and for any purpose whatsoever; provided, however, that such use shall not affect the obligation of Seller to return the Deposit to Buyer in the event of Seller's default in accordance with the provisions of this Contract.

     3. Purchase Price; Payment. The purchase price for the Property (the "Purchase Price") shall be the sum of Thirty-Two Million Three Hundred Nineteen Thousand Seven Hundred Fifty-seven and 02/100 Dollars ($32,319,757.02), plus:
(a) any and all interest and other carrying costs paid by Seller under (i) that certain $5,131,990 Purchase Money Deed of Trust Term Note dated January 20, 2005 from Seller, as Borrower, to Clifford W. Hawkins, Carol Anne Hawkins White, Mary Jane Hawkins and H. Aubrey Hawkins, as Lender, (ii) that certain $20,345,348 Purchase Money Deed of Trust Term Note dated January 20, 2005 from Seller, as Borrower, to The Hawkins Family Limited Partnership, RLLP, as Lender; and (iii) that certain $1,377,661.50 Purchase Money Deed of Trust Term Note dated January 20, 2005 from Seller, as Borrower, to Howard A. Hawkins and Shirley Hawkins, (b) any and all engineering and due diligence costs incurred by Seller with respect to the Property until Closing hereunder, and (c) any and all fees (including, but not limited to, attorneys' fees), costs, assessments, expenses, pre-paid expenses and obligations, and accrued expenses incurred by Seller in connection with the Property, including, without limitation, the rezoning thereof. The Purchase Price shall be payable by Buyer in cash or by certified or bank cashier's check or wire transfer of funds at Closing. The Deposit shall be applied to the Purchase Price at Closing.

     4. Rezoning. Seller shall pursue a rezoning of the Property to a zoning category that will allow Buyer to develop a residential community on the Property in accordance with


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development plans and subject to such conditions and proffers as are mutually acceptable to Seller and Buyer (the "Rezoning").

     Buyer and Seller expressly acknowledge that Seller's obtaining final approval of the Rezoning is a condition precedent to Buyer's obligation to proceed to Closing. For purposes of this Contract, Seller shall be deemed to have obtained final approval of the Rezoning when the Rezoning has been approved by all necessary and appropriate governmental authorities of the County, and all applicable appeal periods have expired without an appeal having been filed or (if an appeal is filed) the entry of a final decree by a court of competent jurisdiction upholding the Rezoning approval and the expiration of all applicable appeal periods without an appeal of such decree having been filed.

     In the event that (a) Seller has not obtained final approval of the Rezoning on or before the Outside Closing Date (as defined below), or (b) Buyer, at any time during the Rezoning process determines, in its sole discretion, that Seller will not be able to obtain final approval of the Rezoning, then Buyer may either (i) terminate this Contract by delivering written notice to Seller, in which event the Deposit shall be returned to Buyer and the parties shall have no further rights or obligations under this Contract, or (ii) waive such condition and proceed under this Contract.

     5. Closing Date. Provided that all conditions precedent to Buyer's obligation to settle under this Contract (The "Closing") have been satisfied (or waived by Buyer, in its sole discretion), Closing shall occur on or before thirty (30) days after the Rezoning (the "Closing Date"), but in no event later than July 20, 2006 (the "Outside Closing Date"). Buyer shall have the right to close earlier than the Closing Date by giving Seller at least thirty (30) days prior written notice of such earlier date. Notwithstanding the foregoing, in the event that any of the conditions identified in Paragraph 4 above have not been satisfied in Buyer's sole discretion on or before the Outside Closing Date, then Buyer may extend the Outside Closing Date for three (3) consecutive extension periods of one (1) month each by delivering written notice of each such extension to Seller on or before the then-applicable Outside Closing Date. Closing shall be held at the offices of Excel Title Corporation or another settlement agent in the northern Virginia area selected by Buyer.


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     6. Conveyance. The Property is to be conveyed by Special Warranty Deed (the
"Deed") to Buyer or to such person or entity as Buyer may designate in writing, prior to or at Closing to take title to the Property. Possession of the Property shall be delivered from Seller to Buyer at Closing, free of any tenancies or other possessory rights whatsoever other than those matters that are permitted pursuant to Paragraph 9 hereof.

     7. Expenses. Buyer shall pay the cost of (i) the preparation of the Deed,
(ii) obtaining releases of all monetary liens encumbering the Property, (iii) the Virginia Grantor's Tax, (iv) all expenses of examination of title, (v) survey costs, (vi) all reasonable fees and expenses of the party conducting Closing, (vii) the title insurance premium, (viii) Buyer's attorneys' fees, and
(ix) all recording fees.

     8. Adjustments and Taxes. Any and all rents, water, utility charges, and real estate taxes shall be paid by Buyer on the Closing Date. Special assessments against the Property for public improvements authorized, pending or completed prior to the Closing, whether assessment therefor has been levied or not, and whether payable in one lump sum or in installments, shall be paid in full by Buyer at Closing or due allowance shall be made therefor.

     9. Title. At Closing, title to the Property is to be good of record and in fact, fully marketable and insurable by a recognized title insurance company of Buyer's selection, authorized to do business in the Commonwealth of Virginia at regular rates without exception, except for (i) those matters shown on that certain title commitment No. H0400169JL issued by Stewart Title Guaranty Company (a copy of which is attached hereto as Exhibit A), (ii) those matters affecting title as are agreed upon by Seller and Buyer in connection with the Rezoning, and (iii) such other matters which Buyer determines, in its sole discretion, would not prevent, materially impair or materially increase the cost of Buyer's intended development and construction on the Property. Buyer agrees to obtain at its cost a title report or title commitment covering the Property prior to Closing (the "Title Commitment") to confirm the foregoing.

     10. Representations and Warranties of Seller. Seller warrants and represents to Buyer as follows:

     A. Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the Commonwealth of Virginia.


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     B. Seller has the power and authority to enter into this Contract and to consummate the transaction contemplated herein.

     C. Seller has not received any actual notice of any legal actions, suits or other legal or administrative proceedings pending or threatened against Seller or the Property which might adversely affect Seller's ability to consummate the transaction.

     If any of the foregoing representations and warranties is not true in any material respect on the Closing Date, then Buyer, at its option, may either (i) terminate this Contract by delivering written notice to Seller by the Closing Date, in which event the Deposit shall be returned to Buyer and the parties shall have no further rights or obligations under this Contract, or (ii) proceed to Closing hereunder.

     11. Representations and Warranties of Buyer. Buyer warrants and represents to Seller as follows:

          A. Buyer is a limited liability company duly organized, validly existing and in good standing under the laws of the Commonwealth of Virginia.

          B. Buyer has the power to enter into this Contract and to consummate the transaction contemplated herein.

          C. Buyer has not received any actual notice of any legal actions, suits, or other legal or administrative proceedings pending or threatened against Buyer which might adversely affect Buyer's ability to consummate the transaction.

     If any of the foregoing representations and warranties of Buyer is not true and correct in any material respect on the Closing Date, then Seller, at its option, may either (i) terminate this Contract by delivering written notice to Buyer by the Closing Date and the parties shall have no further rights or obligations under this Contract, or (ii) proceed to Closing hereunder.

     12. Buyer's Default; Seller's Remedy. In the event that all of the conditions precedent to Buyer's obligations under this Contract have been satisfied or waived and Seller performs all of Seller's obligations hereunder and Buyer fails to close on the Property or otherwise defaults under this Contract, and fails to cure such default within five (5) days after receipt by Buyer of written notice of such default, in which event the Deposit shall be retained by Seller as liquidated damages, as Seller's sole and exclusive remedy, and the parties shall have no further rights or obligations under this Contract.


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     13. Seller's Default; Buyer's Remedies. In the event that Buyer performs all of its obligations hereunder and Seller fails to close on the Property or otherwise defaults under this Contract, and fails to cure such default within five (5) days after receipt by Seller of written notice of such default, then Buyer shall be entitled to (i) terminate this Contract by delivery of written notice to Seller in which event the Deposit shall be returned to Buyer, or (ii) seek to obtain specific performance of Seller's obligations hereunder.

     14. Parties Bound. This Contract shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, personal representatives, successors and assigns.

     15. Commission. Seller and Buyer warrant to each other that neither has dealt with nor been represented by any agent, consultant, broker or finder in this transaction, and that no commission or other fee is contemplated with respect to this transaction. Seller and Buyer hereby agree to indemnify, defend and hold each other harmless of and from any claim by any party that a commission or other fee is due and owing to such party in connection with this sale transaction as a result of the act or failure to act of the indemnifying party. The provisions of this Paragraph 15 shall survive Closing and shall not be merged into the Deed.

     16. Applicable Law. This Contract shall be construed in accordance with the laws of the Commonwealth of Virginia.

     17. Total Agreement. This Contract (including all exhibits hereto) contains the full and final agreement between the parties hereto with respect to the sale and purchase of the Property. Buyer and Seller shall not be bound by any terms, conditions, statements, warranties or representations, oral or written, not contained herein. No change or modification of this Contract shall be valid unless the same is in writing and is signed by the parties hereto. No waiver of any of the provisions of this Contract shall be valid unless the same is in writing and is signed by the party against which it is sought to be enforced.

     18. Assignment. Buyer may assign this Contract in whole or in part without the prior consent of Seller. Upon any such assignment and the assumption by the assignee of Buyer's obligations hereunder, Buyer shall have no further obligations or liabilities hereunder.

     19. Time. Time is of the essence with respect to all matters set forth in this Contract.


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     20. Risk of Loss. The risk of loss for damage to the Property or any improvements or fixtures located thereon by fire or other casualty is hereby assumed by Seller until the Closing hereunder and recordation of the Deed covering the Property.

     21. Condemnation. Seller agrees to give Buyer prompt notice of any actual or threatened taking of all or any portion of the Property by condemnation or eminent domain prior to the Closing Date hereunder. In the event that prior to Closing hereunder there shall occur a taking by condemnation or eminent domain of all or any portion of the Property or a proposed conveyance to a condemning authority in lieu of condemnation, then Buyer, at its option, may either (i) terminate this Contract by delivery of written notice to Seller in which event the Deposit shall be returned to Buyer, and thereupon the parties hereto shall have no further rights or obligations hereunder, or (ii) proceed to Closing hereunder, in which event Seller shall assign to Buyer at Closing all interest of Seller in and to any condemnation proceeds payable to Seller in connection with the condemnation and thereupon Buyer shall control all negotiations with the condemning authority. Buyer shall receive a credit against the Purchase Price at Closing for the amount of any condemnation proceeds received by Seller prior to Closing.

     22. Headings. The paragraph headings contained in this Contract are for reference purposes only and shall not affect in any way the meaning or interpretation of this Contract.

     23. Weekends and Holidays. Any date specified in this Contract for the performance of an obligation or expiration of a time period which is a Saturday, Sunday or a legal holiday shall be extended to the first regular business day after such date which is not a Saturday, Sunday or legal holiday.

     24. Counterpart Originals. This Contract may be executed in multiple original counterparts, each of which shall be an original, but all of which shall constitute one and the same Contract.

     25. Attorneys' Fees. In the event that any party is required to resort to litigation to enforce its rights under this Contract, Seller and Buyer agree that any judgment awarded to the prevailing party shall include all litigation expenses of the prevailing party, including (without limitation) actual attorneys' fees and court costs.

     26. Non-Merger. The provisions of this Contract shall survive Closing and shall not be deemed to have merged into the Deed covering the Property.


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     IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed effective as of the later of the dates of execution set forth below or the later of the date of any handwritten changes initialed by both parties, as the case may be, which later date shall be the effective date hereof and shall be inserted on page 1 of this Contract.

                         [SIGNATURES ON FOLLOWING PAGE]


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                                        BUYER:

                                        SPRIGGS ROAD NEIGHBORHOODS, LLC


                                        By:
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Date                                    Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        SELLER:

                                        SPRIGGS NEIGHBORHOODS, LLC
-------------------------------------
Date


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


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                                   EXHIBIT "A"